                                                                    Exhibit 10.3

                        CONTINGENT SHARE ESCROW AGREEMENT

         This Contingent Share Escrow Agreement (this "Agreement") is entered into as of ____________ __, 2000 by and among Sunhawk.com Corporation, a Washington corporation ("Sunhawk"), and certain former shareholders of Copyright Control Services, Inc., a Delaware corporation ("CCS") whose names are set forth on SCHEDULE A attached to this Agreement (together, the "Sellers" and individually, a "Seller").

                                    RECITALS

         A. Sunhawk, CCS, the Sellers and @Visory LLC ("@Visory") are parties to a Share Exchange Agreement dated August 1, 2000 (the "Share Exchange Agreement") pursuant to which Sunhawk will acquire CCS through a share exchange with the Sellers and @Visory (the "Share Exchange") in which shares of Sunhawk's common stock (the "Sunhawk Shares") will be issued to the Sellers and @Visory in exchange for all of the issued and outstanding capital stock of CCS as set forth in the Share Exchange Agreement.

         B. To induce Sunhawk to effect the Share Exchange, the Sellers and @Visory have agreed that certain of the Sunhawk Shares will be pledged to and held by Sunhawk in escrow pending the satisfaction or waiver of certain contingencies, as set forth in (i) this Agreement, and (ii) a Contingent Share Escrow Agreement entered into of even date with this Agreement between Sunhawk and @Visory.

                                    AGREEMENT

         In consideration of the foregoing premises and the mutual and dependent promises set forth in this Agreement, the parties agree as follows:

1.       ESCROW

         The Escrowed Shares to be issued to the Sellers ,I.E., 750,000 Class A Common Shares (together with any stock dividends accrued or made thereon, and any other securities or property which may be issued in exchange for such shares in any merger, reorganization, share exchange, sale of all or substantially all assets or stock, or similar transaction, the "Shares") are hereby pledged by the Sellers to, and shall be held by, Sunhawk in escrow pursuant to this Agreement. The Sellers shall deliver to Sunhawk at the time this Agreement is executed and delivered appropriate stock powers endorsed in blank and such other documentation as Sunhawk may prescribe to carry out the purposes of this Agreement.

2.       RELEASE OF SHARES

         Sunhawk shall hold the Shares in accordance with this Agreement and shall transfer the Shares only as set forth in this Section 2:

                  2.1 Certain terms are defined in the text of this Agreement and/or the Share Exchange Agreement. In addition, the following terms used in this Agreement shall have the meanings set forth below:

                           (a) "DEADLINE DATE" shall mean any of the following:

                                    (i) "FIRST DEADLINE DATE" shall mean [12
months after date of Agreement] _____________, 2001.

                                    (ii) "SECOND DEADLINE DATE" shall mean [18
months after date of Agreement] _____________, 2002.

                                    (iii) "THIRD DEADLINE DATE" shall mean [24
months after date of Agreement] _____________, 2002.

                           (b) "MARKET CAPITALIZATION" shall mean (i) the
average daily sale price for one share of Sunhawk's common stock ("Common Stock") during the applicable Measurement Period, multiplied by (ii) the average number of shares (including the Shares only once they have been released pursuant to Section 2) of Common Stock issued and outstanding during the applicable Measurement Period.

                           (c) "MEASUREMENT PERIOD" shall mean any consecutive
30 business day period preceding a Deadline Date.

                           (d) "PERCENTAGE INTEREST" shall mean the percentage
for each Seller set forth on SCHEDULE A.

                  2.2 If Sunhawk's Market Capitalization is at least One Hundred Million U.S. Dollars ($100,000,000) at any time prior to the First Deadline Date (the "First Threshold"), 250,000 of the Shares (the "First Tranche Shares") shall be released to the Sellers, pro rata in accordance with their respective Percentage Interests, immediately after the date the First Threshold is met. If Sunhawk's Market Capitalization does not meet the First Threshold prior to the First Deadline Date, the First Tranche Shares shall be released from this Agreement, cancelled and returned to Sunhawk as authorized and unissued Common Stock immediately after the First Deadline Date.

                  2.3 If Sunhawk's Market Capitalization is at least One Hundred Twenty-Five Million U.S. Dollars ($125,000,000) at any time prior to the Second Deadline Date (the "Second Threshold"), 250,000 of the Shares (the "Second Tranche Shares") shall be released to the Sellers, pro rata in accordance with their respective Percentage Interests, immediately after the date the Second Threshold is met. If Sunhawk's Market Capitalization does not meet the Second Threshold prior to the Second Deadline Date, the Second Tranche Shares shall be released from this Agreement, cancelled and returned to Sunhawk as authorized and unissued Common Stock immediately after the Second Deadline Date.

                  2.4 If Sunhawk's Market Capitalization is at least One Hundred Fifty Million U.S. Dollars ($150,000,000) at any time prior to the Third Deadline Date (the "Third Threshold"), all remaining Shares (the "Remaining Shares") shall be released to the Sellers, pro rata in accordance with their respective Percentage Interests, immediately after the date the Third Threshold is met. If Sunhawk's Market Capitalization does not meet the Third Threshold prior to the Third Deadline Date, the Remaining Shares shall be released from this Agreement, cancelled and returned to Sunhawk as authorized and unissued Common Stock immediately after the Third Deadline Date.

3.       VOTING

         The Shares shall be held of record by the Sellers, who shall have full right to vote the Shares on all matters coming before the shareholders of Sunhawk as if the Shares were not subject to this Agreement.

4.       NOTICES

         All notices, requests, demands, claims, consents and other communications required or permitted under this Agreement shall be in writing. Any notice, request, demand, claim , communication or consent under this Agreement shall be deemed duly given if (and shall be effective two business days after) it is sent by certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

           If to Sunhawk:                           Sunhawk.com Corporation
                                                    223 Taylor Avenue N.
                                                    Suite 200
                                                    Seattle, WA  98109-5017

           With a copy (which shall not             The Otto Law Group
           constitute notice) to:                   999 Third Avenue, Suite 3210
                                                    Seattle, WA  98105
                                                    Attention:  David M. Otto

           If to the Sellers:                       as set forth on SCHEDULE A

5.       ENTIRE AGREEMENT; HEADINGS

         This Agreement, together with the Share Exchange Agreement, contains the entire understanding and agreement of the parties with respect to the transactions contemplated by this Agreement and supersedes and may not be supplemented or varied by any prior oral or written understandings or agreements. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of this Agreement.

6.       ASSIGNS AND ASSIGNMENT

         This Agreement shall extend to, inure to the benefit of and be binding upon all of the parties and their respective permitted successors and assigns; PROVIDED, HOWEVER, that this Agreement may not be assigned or transferred, in whole or in part, by Sunhawk except with the prior written consents of all of the Sellers.

7.       DIVIDEND INCOME

         Each Seller hereby acknowledges that, for federal and state income tax purposes, any cash dividends earned or other distributions made with respect to the Shares during the term of this Agreement shall be income of and attributed to the Sellers and paid to the Sellers as earned, regardless of the ultimate disposition of the Shares to which they are attributable.

8.       AMENDMENT AND WAIVER

         This Agreement may be amended, modified, supplemented or altered only by a writing duly executed by Sunhawk and, on behalf of all the Sellers, by Sellers holding a majority in interest of the Shares (a "Majority"). No failure or delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver, and no single or partial exercise shall preclude any right of further exercise or the exercise of any other right, power or privilege. No waiver of any right, power or privilege under this Agreement shall be effective unless set forth in writing, executed by the party against whom the waiver is sought to be enforced.

9.       SEVERABILITY

         If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

10.      GOVERNING LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington, as applied to contracts executed and to be fully performed in Washington.

11.      COUNTERPARTS

         This Agreement may be executed by the parties individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

12.      ARBITRATION

         Any controversies or claims arising out of or relating to this Agreement shall be fully and finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules"), conducted by a single arbitrator either mutually agreed upon by Sunhawk and Sellers holding a Majority or chosen in accordance with the AAA Rules, except that the parties shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure for a period of 90 days following the commencement of such arbitration, and the arbitrator shall resolve any dispute which arises in connection with such discovery. The prevailing party or parties shall be entitled to costs, expenses and attorneys' fees from the non-prevailing party or parties, and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

13.      NO RIGHT TO OFFSET.

         Sunhawk shall have no right to offset and claim any of the Escrowed Shares to satisfy claims made by Sunhawk for breach of any of the representations, warranties or covenants under the Share Exchange Agreement or any other agreements entered into in connection with the Share Exchange.

                                               [signature pages follow]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              SELLERS:

                                              ----------------------------------
                                              DAVID POWELL

                                              ----------------------------------
                                              JULIAN SEARLE

                                              ----------------------------------
                                              PHILLIP J. BLOOM

                                              ACTIVE RIGHTS MANAGEMENT

                                              By:
                                                  ------------------------------
                                              Its:
                                                   -----------------------------

                                              ----------------------------------
                                              IGOR SAULSKY

                                              TWB INVESTMENTS

                                              By:
                                                  ------------------------------
                                              Its:
                                                   -----------------------------

                                              COPYRIGHT VENTURES, LLC

                                              By:
                                                  ------------------------------
                                              Its:
                                                   -----------------------------

                                              SUNHAWK:

                                              SUNHAWK.COM CORPORATION

                                              By:
                                                  ------------------------------
                                              Its:
                                                   -----------------------------

                                              SRS VENTURES LLC

                                              By:
                                                  ------------------------------
                                              Its:
                                                   -----------------------------

                                              INTERACTIVE HOLDINGS, LLC

                                              By:
                                                  ------------------------------
                                              Its:
                                                   -----------------------------

                                              CHELSEA VENTURES LLC

                                              By:
                                                  ------------------------------
                                              Its:
                                                   -----------------------------

                                              ----------------------------------
                                              MAURICE POWELL


                                              ----------------------------------
                                              [OPTIONHOLDERS AND WARRANT HOLDERS
                                              WHO ACQUIRE SUNHAWK SHARES AT
                                              CLOSING]

                                   SCHEDULE A

                                     SELLERS

SELLER NAME, ADDRESS AND
   TAXPAYER I.D. NO.                             PERCENTAGE INTEREST
------------------------                         -------------------
David Powell                                             ___%
45 Old Church Lane
Stanmore, Middlesex
U.K. HA7 2RG

Tax I.D. #: N/A

Julian Searle                                             ___%
3 Swaledale Gardens
Ancells Farm Fleet
Hampshire, U.K.  GU13 8TE
Tax I.D. #: N/A

Phillip J. Bloom                                          ___%
13 Links Road, Epsom
Surrey, U.K.  KT17 3PP
Tax I.D. #: N/A

Active Rights Management                                  ___%
396-398, City Road
London,  U.K.  EC1V 2QATax I.D. #: N/A

Igor Saulsky                                              ___%
82 Sutton Road
Califon, NJ  07830
Tax I.D. #: N/A

SELLER NAME, ADDRESS AND
   TAXPAYER I.D. NO.                             PERCENTAGE INTEREST
------------------------                         -------------------
TWB Investments                                           ___%
1201 Third Avenue, Suite 4800

Seattle, WA 98101-3099
Tax I.D. #: _________________

SRS Ventures, LLC                                         ___%
244 Madison Ave., Suite 264
New York, NY  10016
Tax I.D. #: N/A

Copyright Ventures, LLC                                   ___%
c/o Gordon Gross
Gross Shuman Brizdle & Gilfillian PC
465 Main Street, Suite 600
Buffalo, NY  14203-1787

Tax I.D. #: N/A

Interactive Holdings, LLC                                 ___%
c/o Steve Shaer
300 Fifth Avenue, Second Floor
New York, NY  10018

Tax I.D. #: N/A

Chelsea Ventures LLC                                      ___%
c/o Richard Bascetta
132 Crasby Street
New York, NY  10012

Tax I.D. #: N/A

SELLER NAME, ADDRESS AND
   TAXPAYER I.D. NO.                             PERCENTAGE INTEREST
------------------------                         -------------------
Maurice Powell                                            ___%
45 Old Church Lane
Stanmore, Middlesex
U.K.  HA7 2RG

Tax I.D. #: N/A

[Option and Warrant Holders]

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